UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 19, 2021

ENERPAC TOOL GROUP CORP.
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2021, the shareholders of Enerpac Tool Group Corp. (the “Company”) approved an amendment and restatement of the Enerpac Tool Group Corp. 2017 Omnibus Incentive Plan (the “2017 Omnibus Incentive Plan”) which, among other things, increased the shares that may be awarded under the 2017 Omnibus Incentive Plan by 3,500,000 shares. A description of the 2017 Omnibus Incentive Plan, as so amended and restated, is included on pages 9 through 14 of the Company’s definitive proxy statement for the Annual Meeting (as defined below), filed with the Securities and Exchange Commission on December 4, 2020, which description is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of the Shareholders (the “Annual Meeting”) of the Company was held January 19, 2021. At the Annual Meeting, shareholders elected the following directors to serve until the Company’s next annual meeting and until their successors are elected and qualified:

	Shares Voted in Favor	Shares Withholding Authority	Broker Non-Votes
Alfredo Altavilla	54,837,335	1,160,751	1,650,010
Judy L. Altmaier	54,845,600	1,152,486	1,650,010
Randal W. Baker	55,767,141	230,945	1,650,010
J. Palmer Clarkson	54,112,574	1,885,512	1,650,010
Danny L. Cunningham	54,218,459	1,779,627	1,650,010
E. James Ferland	47,106,573	8,891,513	1,650,010
Richard D. Holder	54,800,644	1,197,442	1,650,010
Sidney S. Simmons	54,200,348	1,797,738	1,650,010

The following reflects voting for matters other than the election of directors brought for a shareholder vote at the Annual Meeting:

	Shares Voted in Favor of	Shares Voted Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company’s independent auditor	55,500,616	2,142,359	5,121	0
Advisory vote on the compensation of the Company's Named Executive Officers	55,152,847	822,117	23,122	1,650,010
Approval of an amendment and restatement of the 2017 Omnibus Incentive Plan	54,483,880	1,494,628	19,578	1,650,010

As a result, all such matters were approved by the respective requisite votes of the shareholders.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit
Number	Description
10.1
Enerpac Tool Group Corp. 2017 Omnibus Incentive Plan (as amended and restated November 9, 2020), incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed by Enerpac Tool Group Corp. on December 4, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2021
ENERPAC TOOL GROUP CORP.

	By:	/s/ Fabrizio Rasetti
Fabrizio Rasetti
Executive Vice President, General Counsel
and Secretary